UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      August 19, 2005

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

000-49784	06-1609692

(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut	06510

(Address of Principal Executive Offices)	(Zip Code)

(203) 782-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Section 1— Registrant’s Business and Operations Item 8.01. Other Items. Item 9.01 Financial Statements and Exhibits

Section 1: Registrants Business and Operations

Item 8.01.  Other Items.

On August 19, 2005, Southern Connecticut Bancorp, Inc. (AMEX:SSE) (“Bancorp”) issued a press release indicating that formal regulatory approval had been received by Bancorp from the Federal Deposit Insurance Corporation and from the State of Connecticut Department of Banking to open its new subsidiary bank, The Bank of Southeastern Connecticut, to be located in New London, Connecticut.

On August 23, 2005, Bancorp issued a corrective press release reporting that, while that the State of Connecticut Department of Banking has granted preliminary approval for the application for Bancorp to open its new subsidiary bank, The Bank of Southeastern Connecticut to be located in New London, Connecticut, final regulatory approval has not yet been issued by the State of Connecticut Department of Banking. The August 23 press release also stated that Bancorp must obtain regulatory approval from the Federal Reserve Bank of Boston, as noted in the prior release, as well as final approval from the Connecticut Banking Department prior to the opening of this new bank subsidiary.

The information contained in this Item 8.01 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in Item 8.01 and in Exhibits 99.1 and 99.2 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	Exhibits:

Exhibit Number	Description

99.1
Press release of Southern Connecticut Bancorp, Inc. dated August 19, 2005, reporting the receipt of formal approval from the Federal Deposit Insurance Corporation to open its new subsidiary bank, The Bank of Southeastern Connecticut to be located in New London.

99.2
Press release of Southern Connecticut Bancorp, Inc. dated August 23, 2005, correcting the August 19, 2003 reporting of the receipt of formal approval from the Federal Deposit Insurance Corporation and the State of Connecticut Department of Banking.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2005	SOUTHERN CONNECTICUT BANCORP, INC. By: /s/ Michael M. Ciaburri Name: Michael M. Ciaburri Title: Director, President & Chief Operating Officer